ANNUAL REPORT
                               DECEMBER 31, 2000

                               [GRAPHIC OMITTED]

Mercury
QA Large
Cap Growth
Fund               OF MERCURY
                   QA EQUITY SERIES, INC.

PORTFOLIO INFORMATION

GEOGRAPHIC ASSET MIX
--------------------------------------------------------------------------------
As a Percentage of Net Assets as of December 31, 2000

                              [PIE CHART OMITTED]
United Kingdom+
United States--97.9%
Canada--1.9%

+ Percent of net assets is less than 0.0%.

WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

Ten Largest                                                           Percent of
Holdings                                                              Net Assets
--------------------------------------------------------------------------------
General Electric Company                                                 9.1%
--------------------------------------------------------------------------------
Pfizer Inc.                                                              5.8
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                      5.3
--------------------------------------------------------------------------------
Microsoft Corporation                                                    4.6
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                        4.5
--------------------------------------------------------------------------------
Oracle Corporation                                                       3.4
--------------------------------------------------------------------------------
International Business Machines
  Corporation                                                            3.4
--------------------------------------------------------------------------------
EMC Corporation                                                          3.3
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                    3.3
--------------------------------------------------------------------------------
Intel Corporation                                                        3.1
--------------------------------------------------------------------------------

Ten Largest                                                           Percent of
Industries                                                            Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals                                                         19.8%
--------------------------------------------------------------------------------
Computer Services/Software                                              13.8
--------------------------------------------------------------------------------
Electrical Equipment                                                     9.4
--------------------------------------------------------------------------------
Electronics                                                              8.4
--------------------------------------------------------------------------------
Communications Equipment                                                 8.3
--------------------------------------------------------------------------------
Software                                                                 5.0
--------------------------------------------------------------------------------
Retail                                                                   4.9
--------------------------------------------------------------------------------
Beverages                                                                4.8
--------------------------------------------------------------------------------
Computers & Peripherals                                                  4.0
--------------------------------------------------------------------------------
Financial Services                                                       2.0
--------------------------------------------------------------------------------


             December 31, 2000 (2) Mercury QA Large Cap Growth Fund

DEAR SHAREHOLDER

Fiscal Year in Review

We are pleased to provide you with this first annual report for Mercury QA Large Cap Growth Fund. The Fund commenced operations on June 2, 2000. The unmanaged Standard & Poor's (S&P)/Barra Growth Index fell 17.91% from May 31, 2000 to December 31, 2000. In comparison, Mercury QA Large Cap Growth Fund's Class I, Class A, Class B and Class C Shares had total returns of -24.20%, -24.30%, -24.70% and -24.60%, respectively, from June 2, 2000 to December 31, 2000. (Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Complete performance information can be found on pages 5-7 of this report to shareholders.)

Mercury QA Large Cap Growth Fund is a diversified portfolio of large cap growth stocks. Since its inception, the Fund has been hurt by the dismal performance of the technology sector. Bellwether technology stocks such as Microsoft Corporation and Oracle Corporation in software, Intel Corporation and Broadcom Corporation in semiconductors and Dell Computer Corporation, Sun Microsystems, Inc., and International Business Machines Corporation in computers were all hammered between 20%-60%. The silver lining was the performance of pharmaceuticals such as Merck & Co., Inc., Pfizer Inc. and Eli Lilly and Company, all of which posted strong returns, though not nearly enough to offset the pillaging that occurred in the technology sector.

The year 2000 was an unusual year in a number of respects:

o Value stocks outperformed growth stocks by the largest amount ever recorded.

o Small cap and mid cap stocks outperformed large cap stocks for the first time since the early 1990s.

o     The S&P 500 Index's return was negative for the first time in a decade.

In 2000, the disparity in return between large growth and large value stocks was the largest on record. In fact, growth stocks underperformed value stocks by an incredible 18.4% in the fourth quarter alone and by an astounding 34.6% during the second half of the year. Nothing in the history of the S&P 500 growth and value indexes comes remotely close to this record. The next-worst period for growth stocks occurred in 1976 and 1977, when large cap growth stocks underperformed value stocks by 11.1% for three months and 16.4% for six months.

In 2000, mid cap stocks and small cap stocks outperformed large cap stocks for the first time since 1993. Moreover, prior to 2000, investors in large cap stocks enjoyed much better returns than investors in mid cap and small cap stocks. For example, investors who held portfolios that delivered returns in line with the S&P 500 Index earned 250% from 1995 to 1999, compared with just 182% for mid cap investors and a rather paltry 120% for small cap investors.

In 2000, the S&P 500 Index posted its first negative year since 1990 and only its third negative year since the oil crisis of the 1970s. Surprisingly enough, the S&P 500 Index held a positive return as late as September 14, 2000. Unfortunately, a barrage of earnings warnings delivered during the fourth quarter, combined with the US presidential debacle, derailed the equity market.


             December 31, 2000 (3) Mercury QA Large Cap Growth Fund

Market Outlook

In 2000, liquidity conditions were tight for most of the year. Sharply tighter liquidity, in particular in the United States, has contributed to the difficult environment this year for riskier assets, typified by NASDAQ stocks and high-yield debt. Although current liquidity conditions remain tight, the liquidity outlook has improved markedly, in our opinion. With the surprise cut in the Federal Funds rate at the beginning of January 2001, the Federal Reserve Board has signaled an easing bias, citing diminished inflationary risks and increasing concern over growth outlook. The Federal Reserve Board could cut interest rates aggressively, if necessary to combat markedly weaker economic growth.

There is strong historical evidence to suggest that the liquidity environment for 2001 will propel equity markets higher. However, we believe that it will be obscured by investors' concerns over declining corporate profit growth. Concerns over the profit outlook have been a notable drag on markets since the beginning of September 2000, when the US third quarter "confessions season" began. Expectations have been too optimistic after several good years of corporate earnings growth and investors have increasingly focused on the impact that slower economic growth will have on corporate profit growth.

Not surprisingly, earnings forecasts have been revised sharply downward. In October, analysts were forecasting earnings growth of 16% for the S&P 500 Index for the fourth quarter of 2000 compared to the fourth quarter of 1999. By the beginning of December, the forecast had been cut to 10% and declining by the day.

The increased uncertainty toward the profit outlook has led to investors becoming increasingly risk averse, and in turn, raising the equity risk premium investors demand for the greater uncertainty of holding equities compared to bonds. This has contributed to the fall in equity markets. As the US economy slows, there is a growing risk that foreign investors will no longer invest as much in US markets, making it increasingly difficult for the United States to fund its current account deficit at current levels.

In Conclusion

We believe we are alert to many of the opportunities and most of the risks that we may face in 2001. We thank you for your continued support of Mercury QA Large Cap Growth Fund, and we look forward to reviewing our outlook and strategy in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                                /s/ Philip Green

Terry K. Glenn                                    Philip Green
President and Director                            Senior Vice President and
                                                  Portfolio Manager
February 8, 2001


             December 31, 2000 (4) Mercury QA Large Cap Growth Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived all of its management fee plus additional expenses. Without such waiver, the Fund's performance would have been lower.


             December 31, 2000 (5) Mercury QA Large Cap Growth Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

A line graph depicting the growth of an investment in the Mercury QA Large Cap Growth Fund's Class I, Class A, Class B & Class C Shares compared to growth of an investment in the S&P 500/Barra Growth Index. Beginning and ending values are:

                                             6/02/00**      12/00

Mercury QA Large Cap Growth Fund+--
Class I Shares*                              $ 9,475        $7,182
Class A Shares*                              $ 9,475        $7,173
Class B Shares*                              $10,000        $7,229
Class C Shares*                              $10,000        $7,465
S&P 500/Barra Growth Index ++                $10,000        $8,209

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund normally invests at least 65% of its total assets in equity securities of large-capitalization companies.
++ This unmanaged broad-based Index is a capitalization-weighted index of all the stocks in the S&P 500 that have high price-to-book ratios. The starting date for Index in the graphs is from 5/31/2000. Past performance is not indicative of future results.


             December 31, 2000 (6) Mercury QA Large Cap Growth Fund

FUND PERFORMANCE DATA (CONCLUDED)

AGGREGATE TOTAL RETURN
--------------------------------------------------------------------------------
                                                     % Return         % Return
                                                   Without Sales     With Sales
Class I Shares*                                        Charge         Charge**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                      -24.20%          -28.18%
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     % Return         % Return
                                                   Without Sales     With Sales
Class A Shares*                                        Charge         Charge**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                      -24.30%          -28.27%
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     % Return          % Return
                                                      Without            With
Class B Shares*                                         CDSC             CDSC**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                      -24.70%          -27.71%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                    % Return          % Return
                                                     Without            With
Class C Shares*                                        CDSC             CDSC**
--------------------------------------------------------------------------------
Inception (6/02/00)
through 12/31/00                                     -24.60%           -25.35%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                   6 Month       Since Inception
As of December 31, 2000                         Total Return      Total Return
--------------------------------------------------------------------------------
Class I                                            -26.62%           -24.20%
--------------------------------------------------------------------------------
Class A                                            -26.72            -24.30
--------------------------------------------------------------------------------
Class B                                            -27.03            -24.70
--------------------------------------------------------------------------------
Class C                                            -26.94            -24.60
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/02/00.


             December 31, 2000 (7) Mercury QA Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

                                                                                In US Dollars
                                                                            ---------------------
                      Shares                                                           Percent of
Industries             Held             Common Stocks                          Value   Net Assets
-------------------------------------------------------------------------------------------------
CANADA
=================================================================================================
Communications         6,600    Nortel Networks Corporation                 $  211,613    1.9%
Equipment
-------------------------------------------------------------------------------------------------
                                Total Common Stocks in Canada
                                (Cost--$407,259)                               211,613    1.9
-------------------------------------------------------------------------------------------------

UNITED KINGDOM
=================================================================================================
Advertising Products      83    WPP Group PLC (ADR) (a)                          5,213    0.0
-------------------------------------------------------------------------------------------------
                                Total Common Stocks in the
                                United Kingdom (Cost--$5,302)                    5,213    0.0
-------------------------------------------------------------------------------------------------

UNITED STATES
=================================================================================================
Advertising              400    The Interpublic Group of Companies, Inc.        17,025    0.2
-------------------------------------------------------------------------------------------------
Air Transport            300    Omnicom Group Inc.                              24,863    0.2
-------------------------------------------------------------------------------------------------
Application              800   +Citrix Systems, Inc.                            18,000    0.2
Development              200   +Sapient Corporation                              2,388    0.0
Software               1,200   +Siebel Systems, Inc.                            81,150    0.7
                                                                            ---------------------
                                                                               101,538    0.9
-------------------------------------------------------------------------------------------------
Automotive               700    Harley-Davidson, Inc.                           27,825    0.3
-------------------------------------------------------------------------------------------------
Beverages              1,800    Anheuser-Busch Companies, Inc.                  81,900    0.7
                       5,400    The Coca-Cola Company                          329,062    2.9
                       2,700    PepsiCo, Inc.                                  133,819    1.2
                                                                            ---------------------
                                                                               544,781    4.8
-------------------------------------------------------------------------------------------------
Commercial Services      800    Equifax Inc.                                    22,950    0.2
                       2,700    Moody's Corporation                             69,356    0.6
                          50   +The New Dun & Bradstreet Corporation             1,294    0.0
                       1,000    SYSCO Corporation                               30,000    0.3
                                                                            ---------------------
                                                                               123,600    1.1
-------------------------------------------------------------------------------------------------
Communications         1,700   +QUALCOMM Incorporated                          139,719    1.2
-------------------------------------------------------------------------------------------------
Communications         1,900   +ADC Telecommunications, Inc.                    34,437    0.3
Equipment             15,600   +Cisco Systems, Inc.                            596,700    5.3
                       1,500   +Tellabs, Inc.                                   84,750    0.8
                                                                            ---------------------
                                                                               715,887    6.4
-------------------------------------------------------------------------------------------------
Computer               5,600   +America Online, Inc.                           194,880    1.7
Services/Software      1,200    Computer Associates International, Inc.         23,400    0.2
                       5,600   +EMC Corporation                                372,400    3.3
                       4,500    International Business Machines
                                  Corporation                                  382,500    3.4
                         400   +Mercury Interactive Corp.                       36,100    0.3


             December 31, 2000 (8) Mercury QA Large Cap Growth Fund

                                                                             In US Dollars
                                                                        ----------------------
                       Shares                                                       Percent of
Industries              Held          Common Stocks                        Value    Net Assets
----------------------------------------------------------------------------------------------
UNITED STATES (continued)
==============================================================================================
Computer                13,200  +Oracle Corporation                     $   383,625    3.4%
Services/Software        1,500   Paychex, Inc.                               72,938    0.6
(concluded)              1,100  +VERITAS Software Corporation                96,250    0.9
                                                                        ----------------------
                                                                          1,562,093   13.8
----------------------------------------------------------------------------------------------
Computers                  500  +Comverse Technology, Inc.                   54,312    0.5
                         2,300  +Palm, Inc.                                  65,119    0.6
                                                                        ----------------------
                                                                            119,431    1.1
----------------------------------------------------------------------------------------------
Computers &                200  +American Power Conversion
Peripherals                        Corporation                                2,475    0.0
                         8,200  +Dell Computer Corporation                  142,987    1.3
                         1,200  +Network Appliance, Inc.                     77,081    0.7
                           200   RadioShack Corporation                       8,563    0.1
                         7,800  +Sun Microsystems, Inc.                     217,425    1.9
                                                                        ----------------------
                                                                            448,531    4.0
----------------------------------------------------------------------------------------------
Consumer--Goods          2,000   The Gillette Company                        72,250    0.6
----------------------------------------------------------------------------------------------
Cosmetics                  400   Avon Products, Inc.                         19,150    0.2
----------------------------------------------------------------------------------------------
Diversified                800  +Conexant Systems, Inc.                      12,300    0.1
Companies                2,000   Corning Incorporated                       105,625    0.9
                                                                        ----------------------
                                                                            117,925    1.0
----------------------------------------------------------------------------------------------
Drugs                      600   Allergan Inc.                               58,087    0.5
----------------------------------------------------------------------------------------------
Electrical Equipment    21,200   General Electric Company                 1,016,275    9.1
                           800   Linear Technology Corporation               37,000    0.3
                                                                        ----------------------
                                                                          1,053,275    9.4
----------------------------------------------------------------------------------------------
Electronic                 900  +LSI Logic Corporation                       15,381    0.2
Components               1,000  +Maxim Integrated Products, Inc.             47,813    0.4
                                                                        ----------------------
                                                                             63,194    0.6
----------------------------------------------------------------------------------------------
Electronics              1,000  +Agilent Technologies, Inc.                  54,750    0.5
                         1,700  +Altera Corporation                          44,731    0.4
                         1,200  +Analog Devices, Inc.                        61,425    0.5
                           700  +Broadcom Corporation
                                  (Class A)                                  59,150    0.5
                        11,400   Intel Corporation                          344,850    3.1
                         1,000  +Lexmark International Group, Inc.
                                  (Class A)                                  44,312    0.4
                         2,000  +Micron Technology, Inc.                     71,000    0.6
                         4,400   Texas Instruments Incorporated             208,450    1.9
                         1,100  +Xilinx, Inc.                                50,738    0.5
                                                                        ----------------------
                                                                            939,406    8.4
----------------------------------------------------------------------------------------------


             December 31, 2000 (9) Mercury QA Large Cap Growth Fund

                                                                          In US Dollars
                                                                      ---------------------
                      Shares                                                     Percent of
Industries             Held           Common Stocks                      Value   Net Assets
-------------------------------------------------------------------------------------------
UNITED STATES (continued)
===========================================================================================
Financial Services     5,200   The Charles Schwab Corporation         $   147,550    1.3%
                         100   Dow Jones & Company, Inc.                    5,662    0.0
                       1,100   USA Education Inc.                          74,800    0.7
                                                                      ---------------------
                                                                          228,012    2.0
-------------------------------------------------------------------------------------------
Foods                    300   Sara Lee Corporation                         7,369    0.1
-------------------------------------------------------------------------------------------
Healthcare               300   IMS Health Incorporated                      8,100    0.1
-------------------------------------------------------------------------------------------
Hospital Supplies      1,700   Abbott Laboratories                         82,344    0.7
-------------------------------------------------------------------------------------------
Household Products       400   Colgate-Palmolive Company                   25,820    0.2
-------------------------------------------------------------------------------------------
Information            1,700   Automatic Data Processing, Inc.            107,631    1.0
Processing
-------------------------------------------------------------------------------------------
Insurance                600   Providian Financial Corporation             34,500    0.3
-------------------------------------------------------------------------------------------
Internet               1,600  +Yahoo! Inc.                                 48,275    0.4
-------------------------------------------------------------------------------------------
Laser Systems &        2,100  +JDS Uniphase Corporation                    87,544    0.8
Components
-------------------------------------------------------------------------------------------
Medical                1,300  +MedImmune, Inc.                             61,994    0.6
-------------------------------------------------------------------------------------------
Medical Technology     2,000   Johnson & Johnson                          210,125    1.9
-------------------------------------------------------------------------------------------
Multimedia               700   Time Warner Inc.                            36,568    0.3
                         400  +Viacom, Inc. (Class B)                      18,700    0.2
                                                                      ---------------------
                                                                           55,268    0.5
-------------------------------------------------------------------------------------------
Natural Gas--          1,600   Stilwell Financial, Inc.                    63,100    0.6
Pipelines
-------------------------------------------------------------------------------------------
Pharmaceutical--       1,500   American Home Products Corporation          95,325    0.9
Diversified
-------------------------------------------------------------------------------------------
Pharmaceuticals        2,400  +ALZA Corporation                           102,000    0.9
                       3,000  +Amgen Inc.                                 191,812    1.7
                       1,300  +Biogen, Inc.                                78,081    0.7
                       2,600   Bristol-Myers Squibb Company               192,237    1.7
                       3,000   Eli Lilly and Company                      279,187    2.5
                       5,400   Merck & Co., Inc.                          505,575    4.5
                      14,200   Pfizer Inc.                                653,200    5.8
                       4,000   Schering-Plough Corporation                227,000    2.0
                                                                      ---------------------
                                                                        2,229,092   19.8
-------------------------------------------------------------------------------------------
Retail                   100  +Best Buy Co., Inc.                           2,956    0.0
                       1,500   The Gap, Inc.                               38,250    0.3
                         700   The Home Depot, Inc.                        31,981    0.3
                         600  +Kohl's Corporation                          36,600    0.3
                       6,900   Wal-Mart Stores, Inc.                      366,563    3.3
                       1,900   Walgreen Co.                                79,444    0.7
                                                                      ---------------------
                                                                          555,794    4.9
-------------------------------------------------------------------------------------------


             December 31, 2000 (10) Mercury QA Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                In US Dollars
                                                                         ------------------------
                       Shares                                                          Percent of
Industries              Held            Common Stocks                       Value      Net Assets
-------------------------------------------------------------------------------------------------
UNITED STATES (concluded)
=================================================================================================
Semiconductor            900  +Teradyne, Inc.                            $    33,525     0.3%
Production
Equipment
-------------------------------------------------------------------------------------------------
Semiconductors         2,700  +Applied Materials, Inc.                       103,106     0.9
-------------------------------------------------------------------------------------------------
Software                 800   Adobe Systems Incorporated                     46,550     0.4
                      11,900  +Microsoft Corporation                         516,163     4.6
                                                                         ------------------------
                                                                             562,713     5.0
-------------------------------------------------------------------------------------------------
Telecommunications       425  +Avaya Inc.                                      4,383     0.0
                       7,300   Lucent Technologies Inc.                       98,550     0.9
                       1,100  +Qwest Communications
                               International Inc.                             45,100     0.4
                                                                         ------------------------
                                                                             148,033     1.3
-------------------------------------------------------------------------------------------------
Telecommunications &     800   Scientific-Atlanta, Inc.                       26,050     0.2
Equipment
-------------------------------------------------------------------------------------------------
Wireless Communica-    1,600  +Nextel Communications, Inc. (Class A)          39,600     0.4
tion--Domestic         1,700  +Sprint Corp. (PCS Group)                       34,744     0.3
Paging & Cellular                                                        ------------------------
                                                                              74,344     0.7
-------------------------------------------------------------------------------------------------
                               Total Common Stocks in the
                               United States (Cost--$13,932,278)          10,996,644    97.9
-------------------------------------------------------------------------------------------------
                               Total Investments in Common Stocks
                               (Cost--$14,344,839)                        11,213,470    99.8
-------------------------------------------------------------------------------------------------
                       Face
                      Amount        Short-Term Securities
=================================================================================================
Commercial Paper*    $55,000   General Motors Acceptance Corp.,
                                    6.75% due 1/02/2001                       54,969     0.5
-------------------------------------------------------------------------------------------------
                               Total Investments in Short-Term
                               Securities (Cost--$54,969)                     54,969     0.5
-------------------------------------------------------------------------------------------------
                               Total Investments
                               (Cost--$14,399,808)                        11,268,439   100.3
                               Liabilities in Excess of Other Assets         (35,121)   (0.3)
                                                                         ------------------------
                               Net Assets                                $11,233,318   100.0%
                                                                         ========================
-------------------------------------------------------------------------------------------------

* Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
+     Non-income producing security.
(a)   American Depositary Receipts (ADR).

      See Notes to Financial Statements.


             December 31, 2000 (11) Mercury QA Large Cap Growth Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of December 31, 2000
--------------------------------------------------------------------------------

Assets:

Investments, at value (identified cost--$14,399,808)                            $ 11,268,439
Cash                                                                                     963
Receivables:
  Investment advisor                                               $   55,200
  Dividends                                                             6,469         61,669
                                                                   ----------

Prepaid registration fees and other assets                                            90,188
                                                                                ------------
Total assets                                                                      11,421,259
                                                                                ------------
--------------------------------------------------------------------------------------------

Liabilities:

Payable to distributor                                                                   741
Accrued expenses                                                                     187,200
                                                                                ------------
Total liabilities                                                                    187,941
                                                                                ------------
--------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                      $ 11,233,318
                                                                                ============
--------------------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                             $        136
Class A Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                        0
Class B Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                        6
Class C Shares of Common Stock, $.0001 par value, 125,000,000
  shares authorized                                                                        6
Paid-in capital in excess of par                                                  14,464,637
Accumulated realized capital losses on investments--net                             (100,098)
Unrealized depreciation on investments--net                                       (3,131,369)
                                                                                ------------
Net assets                                                                      $ 11,233,318
                                                                                ============
--------------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $10,290,626 and 1,358,360 shares
  outstanding                                                                   $       7.58
                                                                                ============
Class A--Based on net assets of $30,383 and 4,014 shares
  outstanding                                                                   $       7.57
                                                                                ============
Class B--Based on net assets of $430,536 and 57,151 shares
  outstanding                                                                   $       7.53
                                                                                ============
Class C--Based on net assets of $481,773 and 63,932 shares
  outstanding                                                                   $       7.54
                                                                                ============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.


             December 31, 2000 (12) Mercury QA Large Cap Growth Fund

STATEMENT OF OPERATIONS

For the Period June 2, 2000+ to December 31, 2000
--------------------------------------------------------------------------------

Investment Income:

Dividends (net of $40 foreign withholding tax)                      $      25,997
Interest and discount earned                                                2,563
                                                                    -------------
Total income                                                               28,560
                                                                    -------------
---------------------------------------------------------------------------------

Expenses:

Registration fees                                      $  61,744
Offering costs                                            27,888
Accounting services                                       23,170
Investment advisory fees                                  22,397
Administration fees                                       19,598
Professional fees                                         13,173
Printing and shareholder reports                           7,464
Custodian fees                                             3,710
Account maintenance and distribution fees--Class C         1,973
Account maintenance and distribution fees--Class B         1,554
Directors' fees and expenses                               1,175
Transfer agent fees--Class I                                 576
Account maintenance fees--Class A                             47
Transfer agent fees--Class C                                  45
Transfer agent fees--Class B                                  39
Transfer agent fees--Class A                                   3
Other                                                        261
                                                       ---------
Total expenses before reimbursement                      184,817
Reimbursement of expenses                                (97,195)
                                                       ---------
Total expenses after reimbursement                                         87,622
                                                                    -------------
Investment loss--net                                                      (59,062)
                                                                    -------------
---------------------------------------------------------------------------------

Realized & Unrealized Loss on Investments--Net:

Realized loss on investments--net                                         (81,052)
Unrealized depreciation on investments--net                            (3,131,369)
                                                                    -------------
Net Decrease in Net Assets Resulting from Operations                $  (3,271,483)
                                                                    =============
---------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             December 31, 2000 (13) Mercury QA Large Cap Growth Fund

STATEMENT OF CHANGES
IN NET ASSETS

                                                                  For the Period
                                                                 June 2, 2000+ to
Increase (Decrease) in Net Assets:                                Dec. 31, 2000
---------------------------------------------------------------------------------
Operations:

Investment loss--net                                                 $    (59,062)
Realized loss on investments--net                                         (81,052)
Unrealized depreciation on investments--net                            (3,131,369)
                                                                     ------------
Net decrease in net assets resulting from operations                   (3,271,483)
                                                                     ------------
---------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital share transactions     14,404,801
                                                                     ------------
---------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                           11,133,318
Beginning of period                                                       100,000
                                                                     ------------
End of period                                                        $ 11,233,318
                                                                     ============
---------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


             December 31, 2000 (14) Mercury QA Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                   For the Period June 2, 2000+ to December 31, 2000
                                             ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:        Class I            Class A       Class B         Class C
---------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period         $    10.00         $    10.00     $    10.00      $    10.00
                                             ------------------------------------------------------------
Investment loss--net                               (.04)              (.06)          (.05)           (.06)
Realized and unrealized loss on
  investments--net                                (2.38)             (2.37)         (2.42)          (2.40)
                                             ------------------------------------------------------------
Total from investment operations                  (2.42)             (2.43)         (2.47)          (2.46)
                                             ------------------------------------------------------------
Net asset value, end of period               $     7.58         $     7.57     $     7.53      $     7.54
                                             ============================================================
---------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               (24.20%)++         (24.30%)++     (24.70%)++      (24.60%)++
                                             ============================================================
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                     1.50%*             1.75%*         2.52%*          2.51%*
                                             ============================================================
Expenses                                           3.24%*             3.48%*         4.25%*          4.25%*
                                             ============================================================
Investment loss--net                               (.99%)*           (1.23%)*       (1.97%)*        (1.96%)*
                                             ============================================================
---------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $   10,291         $       30     $      430      $      482
                                             ============================================================
Portfolio turnover                                19.44%             19.44%         19.44%          19.44%
                                             ============================================================
---------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


             December 31, 2000 (15) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS

(1)   Significant Accounting Policies:

      Mercury QA Large Cap Growth Fund (the "Fund") is part of the Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on June 2, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on February 25, 2000 to Mercury Advisors ("Mercury Advisors"), a division of Fund Asset Management, L.P. ("FAM"), for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distributions expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.


             December 31, 2000 (16) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


             December 31, 2000 (17) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. As of December 31, 2000, no debt securities were held by the Fund.

      (f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $19,046 have been reclassified between accumulated net realized capital losses and accumulated net investment loss and $40,016 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


             December 31, 2000 (18) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Fund has entered into an Investment Advisory Agreement with Mercury Advisors. The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      As compensation for its services to the Fund, Mercury Advisors receives monthly compensation at the annual rate of .40% of the average daily net assets of the Fund. For the period June 2, 2000 to December 31, 2000, Mercury Advisors earned fees of $22,397, all of which was waived. Mercury Advisors also reimbursed the Fund for additional expenses of $74,798.

      The Fund has also entered into an Administration Agreement with Mercury Advisors. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                   Account          Distribution
                                                Maintenance Fee          Fee
      --------------------------------------------------------------------------
      Class A                                       .25%                 --
      --------------------------------------------------------------------------
      Class B                                       .25%                .75%
      --------------------------------------------------------------------------
      Class C                                       .25%                .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co. and select dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and select dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and select dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.


             December 31, 2000 (19) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      For the period June 2, 2000 to December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                                          FAMD            MLPF&S
      --------------------------------------------------------------------------
      Class I                                             $388            $3,850
      --------------------------------------------------------------------------
      Class A                                             $143            $2,829
      --------------------------------------------------------------------------

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

      Accounting services were provided to the Fund by Mercury Advisors.

      Certain officers and/or directors of the Corporation are officers and/or directors of Mercury Advisors, FAM, PSI, FDS, FAMD, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the period June 2, 2000 to December 31, 2000 were $16,349,475 and $1,923,552, respectively.

      Net realized losses for the period June 2, 2000 to December 31, 2000, and net unrealized losses as of December 31, 2000 were as follows:

                                                    Realized         Unrealized
                                                     Losses            Losses
      -------------------------------------------------------------------------
      Long-term investments                        $ (81,052)       $(3,131,369)
      -------------------------------------------------------------------------
      Total                                        $ (81,052)       $(3,131,369)
                                                   ============================
      -------------------------------------------------------------------------

      As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,134,303, of which $540,715 related to appreciated securities and $3,675,018 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $14,402,742.


             December 31, 2000 (20) Mercury QA Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $14,404,801 for the period June 2, 2000 to December 31, 2000.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period June 2, 2000+
      to December 31, 2000                            Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                    1,546,773     $ 15,059,452
      Shares redeemed                                 (190,913)      (1,749,764)
                                                     --------------------------
      Net increase                                   1,355,860     $ 13,309,688
                                                     ==========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class A Shares for the Period June 2, 2000+
      to December 31, 2000                            Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                        5,732     $     57,885
      Shares redeemed                                   (4,218)         (42,334)
                                                     --------------------------
      Net increase                                       1,514     $     15,551
                                                     ==========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class B Shares for the Period June 2, 2000+
      to December 31, 2000                            Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                       56,354     $    520,436
      Shares redeemed                                   (1,703)         (15,153)
                                                     --------------------------
      Net increase                                      54,651     $    505,283
                                                     ==========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.

      Class C Shares for the Period June 2, 2000+
      to December 31, 2000                            Shares      Dollar Amount
      -------------------------------------------------------------------------
      Shares sold                                       66,463     $    614,633
      Shares redeemed                                   (5,031)         (40,354)
                                                     --------------------------
      Net increase                                      61,432     $    574,279
                                                     ==========================
      -------------------------------------------------------------------------
    + Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury Advisors for $25,000.


             December 31, 2000 (21) Mercury QA Large Cap Growth Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Mercury QA Large Cap Growth Fund
(One of the Series constituting Mercury QA Equity Series, Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury QA Large Cap Growth Fund as of December 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period June 2, 2000 (commencement of operations) to December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury QA Large Cap Growth Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period June 2, 2000 (commencement of operations) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 12, 2001


             December 31, 2000 (22) Mercury QA Large Cap Growth Fund

OFFICERS AND DIRECTORS

Terry K. Glenn, Director and President
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and
  Treasurer
Marc C. Cozzolino, Secretary

Custodian

The Chase Manhattan Bank
4 Chase MetroTech, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

--------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Directors, have recently retired from Mercury QA Large Cap Growth Fund. We join the Fund's Board of Directors in wishing Messrs. Sunderland and Zeikel well in their retirements.
--------------------------------------------------------------------------------


             December 31, 2000 (23) Mercury QA Large Cap Growth Fund

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury QA Large Cap Growth Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011

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